YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Baird Industrial Conference November 8, 2006 Baird Industrial Conference November 8, 2006 Exhibit 99.1

YRC Worldwide

Roadway

YELLOW®

USF®

REIMER EXPRESS LINES LTD.

meridian IQ™

NEW PENN® MOTOR EXPRESS, INC.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

What We Do
What We Do
YRC Worldwide provides global transportation services,
transportation management solutions, and logistics
management through a portfolio of successful brands.
We can handle any shipment, any where at any speed.

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YRC Worldwide Strategy
YRC Worldwide Strategy
Yesterday
•
Long-haul LTL
• One-trick pony
Today
Powerful combination
of asset based
companies plus fast
growing logistics
capabilities
Tomorrow
Integrated portfolio of
global supply chain
services built on strong
technology

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Strategic Timeline
Strategic Timeline
2000
Yellow
Corporation
+
Formed
Meridian IQ
Acquired
Roadway
Acquired
USF
+ + +
China
2002 2003 2005 2007
Drivers:
• Capabilities
• Globalization
• Scale
• Synergy
• Capabilities
• Synergy
• Globalization
Integration/Customer Penetration

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Asset-based services:
Comprehensive next day nationwide
Extensive national networks
Truckload
Premium services
Expedited
Time Definite
Exhibit
Non-asset-based services:
Contract logistics
Global shipment management
Truckload brokerage
Service Portfolio
Service Portfolio

YRC Worldwide

MANITOBA
ALBERTA
BRITISH COLUMBIA
Calgary
Vancouver
C A N A D A
SASKATCHEWAN
Regina
Winnipeg
O N T A R I O
QUÉBEC
N.B.
Moncton
N.S.
Thunder Bay
Portland
MONTANA
NORTH DAKOTA
Duluth
Montréal
Ottawa
Helena
MINNESOTA
OREGON
Boise
IDAHO
Sheridan
SOUTH DAKOTA
Toronto
NEW YORK
Hartford
Boston
New York
Philadelphia
WYOMI
NEVADA
Salt Lake City
NEBR.
Denver
UTAH
KANSAS
San Francisco
Pacific
Ocean
COLORADO
Wichita
CALIFORNIA
Las Vegas
St. George
U N I T E D
Los Angeles
San Diego
ARIZONA
Phoenix
NEW MEXICO
Oklahoma City
OKLA.
ARKANSAS
Memphis
Nashville
KENTUCKY
VA.
Washington, D.C.
Virginia Beach
Atlantic
Ocean
Atlanta
Savannah
Jacksonville
Tallahassee
Dallas
T E X A S
Houston
San Antonio
New Orleans
Mobile
Hermosillo
Ciudad Obregón
Chihuahua
Monclova
Hidalgo del Parral
Culiacán
Saltillo
Linares
MEXICO
Ciudad Victoria
Gulf of Mexico
Miami
Nassau
THE BAHAMAS
Havana
CUBA
Ciego de Avila

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6 National Companies – Everywhere Everyday National Companies – Everywhere Everyday

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7 Comprehensive Next-Day Footprint Comprehensive Next-Day Footprint 2003 2006 USF Reddaway, USF Bestway, USF Holland, New Penn We now have nationwide, next-day service coverage in North America.

YRC Worldwide

meridian | IQ

Intelligent Solutions. Powerful Results™

Countries with Meridian IQ Operations

Countries with Exclusive Representation

☆ Corporate Headquarters

○ Meridian IQ Facilities

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8 Global Presence Global Presence Global shipment management in over 70 countries Freight forwarding Customs brokerage Logistics management

YRC Worldwide

HARBIN
BEIJING
YINGKOU
TIANJIN
DALIAN
SHIJIAZHUANG
YANTAI
SEOUL
QINGDAO
HUANGDAO
XI'AN
TOKYO
ZHENGHOU
JINTAN
ZHANGJIAGANG
NANJING
KUNSHAN
SHANGHAI
CHENGDU
WUHAN
SUZHOU
CHANGZHOU
NINGEO
WUXI
WUJIANG
FUZHOU
HANGZHOU
TAIPEI
SHENZHEN
XIAMEN
KACHSIUNG
GAUNGZHOU
HONG KONG
DELHI
BOMBAY
MADRAS
BANGALORE
BANGKOK
MANILA
HO CHI MINH CITY
PENANG
JOHOR BAHARU
KUALA LUMPUR
KUALA LUMPUR AIRPORT
PASIR GUDANG
SINGAPORE
JAKARTA

Legend

- Countries with Meridian IQ Operations
- Countires with Exclusive Representation
- Meridian IQ Facility

meridian IQ™
Intelligent Solutions. Powerful Results.™

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9 Asian Geographic Coverage Asian Geographic Coverage

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With our entrance into the Regional market and improved velocity in our
National networks, our shipments delivered in two days or less have increased from 36% to 60% in the last four years.
Expanded Capabilities/Improved Velocity =
Balanced Service Portfolio
Expanded Capabilities/Improved Velocity =
Balanced Service Portfolio
3 Days
20%
4+ Days
20%
2 Days
30%
Next Day
30%
3 Days
29%
2 Days
29%
Next Day
7%
4+ Days
35%
2003
2006

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Company Facts
Company Facts
41 million Annual shipments
2.0 billion Annual highway miles
27 million Annual tons
90,000 Trailers
27,000 Trucks
1,000 worldwide Locations
70,000 Employees
$10 billion Revenue

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Reported Revenue
(in billions)
Adjusted EPS*
2002 2003 2004 2005 2006E
2002 2003 2004 2005 2006E
$2.27
2006 is expected to be our 3
rd
straight year of record revenue and EPS
2005 record EPS is greater than 5 times 2002, with more than double the number of shares
$3.1
$6.8
$8.7
$3.96
$5.25
*Adjustments primarily related to property gains/losses, acquisition, spin-off, severance, and reorganization charges.  Management does not consider these when evaluating core operations.
Record Results
Record Results
$2.6
$1.03
$10 $5.45-$5.55

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In 2005 we posted a 93.8% operating ratio; a 90 basis point improvement over 2004.
2006 is expected to be around 400 basis points better than 2002.
3.6%
2.2%
2.9%
4.0%
1.7%
2.1%
4.0%
5.3%
6.2%
6.1%
-0.4%
1.1%
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006E
Margin Trends
Margin Trends
recession-
still solidly
profitable

YRC Worldwide

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$50
$155
$285
$400
$450
2004A 2005A 2006E 2007E 2008E
Calendar Year Benefit
(in millions)
Early cost reductions primarily related to consolidation of back-office functions, optimization of technology and purchasing leverage.
Future periods focus on optimizing operations and improving efficiencies, making segregation of the actual dollars more difficult.
Note:  2006 through 2008 are current company estimates
Planned Cost Reductions
Planned Cost Reductions

YRC Worldwide

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Debt to Capital
(net of cash)
We expect to reduce debt by $100 million in 2006, with a debt-to-cap near our targeted range of 35%.
For the 4
th
straight year, we expect our NOPAT/ROCC to exceed our cost of capital of around 10%.
Investment grade ratings at S&P and Fitch; one notch below at Moody’s.
At September 30, 2006, about 60% of our debt was at fixed rates.
Capital Structure
Capital Structure
12/31/05 9/30/06 12/31/06
42.1%
39.5%
~37%
NOPAT/ROCC
2002 2003 2004 2005 2006E
Cost of Capital
7.1%
11.4% 11.9% 11.8%
~10%

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58.5 million Diluted shares
$385 million Gross cap ex
$275 million Depreciation/amortization
38.3% Effective tax rate
$90 million Interest expense
$10 billion Revenue
$5.45 - $5.55 per share EPS
2006 Guidance
2006 Guidance
We expect record results to continue in 2006 with double-digit revenue and solid EPS growth.
$100 million stock repurchase announced in April ($80 million remaining at
September 30, 2006); balanced with $100 million debt pay down.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

This presentation, and oral statements made regarding the subjects of this presentation, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words
"expect," “projected,“ “estimated,” “anticipated,” “forecasted” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (without limitation), inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation)
expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from acquisitions, a downturn in general or regional economic activity, changes in equity and debt markets, effects of a terrorist attack, and labor relations, including (without limitation), the impact of work rules, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction.  The format of this presentation does not allow us to fully disclose all of these risk factors.  For a full discussion please refer to our Form 10-K filed with the
SEC.
This presentation includes references to adjusted EPS. Adjusted EPS excludes property gains/losses, charges related to acquisitions, reorganizations, and a spin-off, loss on the sale of a subsidiary and executive severance expense.  Refer to the company’s earnings release furnished to the SEC for a complete reconciliation of reported EPS to adjusted EPS.
Forward-Looking Statements
Forward-Looking Statements